UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only

(as permitted by Rule 14c-5(d)(2))

[  ]  Definitive Information Statement

SURGE GLOBAL ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g)& 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

PRELIMINARY COPY

SURGE GLOBAL ENERGY, INC.

75-153 MERLE DRIVE SUITE B

PALM DESERT, CALIFORNIA 92211

January __, 2013

Dear Stockholder:

The enclosed Notice and Information Statement is being furnished to the stockholders of Surge Global Energy, Inc., a Delaware corporation (the “Company”), in connection with the combination (reverse stock split) of the Company’s common stock on a 1-for-20 basis, an increase in the authorized number of shares of common stock available for issuance and the election of two directors to fill two of the three vacancies on our Board. The approval of the Company’s stockholders is not required to fill vacancies on our Board. Although the approval of the Company’s stockholders is required to effect a stock combination and an increase in the authorized number of shares of common stock, a resolution authorizing the stock combination and share increase has been consented to in writing by the holders of more than 51 percent of our outstanding common stock. Accordingly, it is not necessary for the Company to call a special meeting of stockholders to consider the stock combination, increase in the authorized common stock available for issuance and election of two directors to fill vacancies on our Board and your approval is not required and is not being sought.

We are proposing the combination of our common stock in order to reduce the total number of shares of common stock that are issued and outstanding. We are proposing an increase in the authorized number of our shares of common stock available for future issuance in order to have shares available for a variety of corporate purposes. Our Certificate of Incorporation authorizes us to issue up to 200,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share, and we are proposing to increase the authorized common stock to 400,000,000 shares. We currently have 176,057,387 shares of common stock outstanding and no shares of preferred stock outstanding. In October 2012, four of our directors resigned. Our remaining director filled one vacancy on our Board in October and our current directors are proposing filling two of the other three vacancies on our Board concurrent with the effectiveness of the reverse stock split and increase in our authorized common stock.

The Notice and Information Statement enclosed herewith provides further information about the Company and the stock combination and increase in the authorized number of shares of common stock available for issuance as well as information about our two new directors.

Please carefully read the enclosed document in its entirety. You may also obtain other information about the Company from publicly available documents that have been filed with the Securities and Exchange Commission.

Sincerely,

/s/ CLARK MORTON
Clark Morton
Chief Executive Officer

SURGE GLOBAL ENERGY, INC.

75-153 MERLE DRIVE SUITE B

PALM DESERT, CALIFORNIA 92211

NOTICE OF ACTION TO BE TAKEN BY

WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

AND INFORMATION STATEMENT

This Notice of Action to be Taken by Stockholders in Lieu of a Special Meeting and Information Statement (this “Information Statement”) is being mailed to stockholders of Surge Global Energy, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the approval by the holders of a majority of the Company’s outstanding common stock of resolutions approving the combination, or “reverse stock split,” of the Company’s common stock on a 1-for-20 basis and increase in our authorized common stock from 200,000,000 to 400,000,000 shares as well as the approval by our Board of resolutions electing two directors to fill two of the three vacancies on our Board. The approval of the Company’s stockholders is not required to fill vacancies on our Board. Stockholders holding an aggregate of more than 51 percent of our outstanding common stock have already consented in writing to resolutions authorizing the Company to effect a 1-for-20 reverse split and increase in our authorized common stock from 200,000,000 to 400,000,000 shares. Accordingly, pursuant to our bylaws and the General Corporation Law of Delaware, the Company will not call a special meeting of stockholders to consider the stock combination, increase in the authorized common stock available for issuance and election of two directors to fill vacancies on our Board, and your vote is not being solicited.

The written consents that we have received from holders of more than 51 percent of our outstanding common stock authorize us to amend our Certificate of Incorporation to effect a 1-for-20 reverse stock split of our common stock and increase the authorized common stock to 400,000,000 shares at any time after 20 days from the date of this Information Statement. The written consents that we have received from our current directors authorize two directors to fill two of the three vacancies on our Board concurrent with the effectiveness of the reverse stock split and increase in our authorized common stock at any time after 20 days from the date of this Information Statement.

This Information Statement is furnished to you solely for the purpose of informing stockholders of these corporate actions before they take effect in the manner required under the Securities Exchange Act of 1934, as amended. This Information Statement is also intended to fulfill the requirements of Rule 14f-1 under the Exchange Act with respect to the election of directors. This Information Statement will also serve as written notice to stockholders of such corporate actions pursuant to Section 228(e) of the Delaware General Corporation Law.

This Information Statement was first sent or provided to holders (other than the stockholders who have already provided their written consent as set forth above) of our outstanding common stock on or about January __, 2013. Other than common stock, we have no other shares of any other class of our capital stock outstanding.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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STOCKHOLDER ACTION

INTRODUCTION

Our Board of Directors unanimously approved amendments to our Certificate of Incorporation approving the combination, or “reverse stock split,” of our common stock on a 1-for-20 basis and increase in our authorized common stock to 400,000,000 shares and submitted such matters for stockholder approval. The written consents that we have received from holders of more than 51 percent of our outstanding common stock authorize us to effect a 1-for-20 reverse stock split and increase our authorized common stock from 200,000,000 to 400,000,000 shares at any time after 20 days from the date of this Information Statement.

BACKGROUND AND PURPOSE OF THE REVERSE STOCK SPLIT AND INCREASE IN AUTHORIZED SHARES

As of January __, 2013, we had 176,057,387 shares of common stock outstanding and no shares of preferred stock outstanding. Our Certificate of Incorporation authorizes us to issue up to 210,000,000 shares of capital stock, including 200,000,000 shares of common stock and 10,000,000 shares of preferred stock. In order to decrease the number of shares of common stock that are issued and outstanding and increase our authorized shares of common stock, our Board of Directors has unanimously adopted a resolution seeking stockholder approval authorizing the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our common stock and an increase in the authorized number of shares of common stock. The ratio of the reverse stock split that the Board of Directors approved and deemed advisable and to which the holders of a majority of our outstanding common stock have consented is 1-for-20. This means that, when effected, every 20 shares of common stock outstanding prior to the stock combination will represent only 1 share of common stock after the combination.

On October 16, 2012, we entered into a Common Stock Purchase Agreement, dated as of such date (the “Purchase Agreement”), with The Fitzgerald Group of Southwest Florida, Inc., a Florida corporation, Clark Morton, William E. and Carol A. Fitzgerald, jointly as husband and wife, and William A. Fitzgerald (collectively, the “Buyers” and individually, each a “Buyer”) for the sale of (1) 140,000,000 shares of common stock of the Company for an aggregate purchase price of $350,000 and (2) 3,216,256 additional post-split shares of common stock of the Company for an aggregate purchase price of $100,000 following a contemplated 1-for-20 reverse split with the concurrent increase to 400,000,000 in the authorized and unissued shares of common stock of the Company.

On October 18, 2012 (the “initial closing date”), Clark Morton and William E. and Carol A. Fitzgerald (jointly as husband and wife) each acquired 70,000,000 shares, or approximately 39.76%, of our outstanding common stock for a purchase price of $175,000 each and $350,000 in the aggregate. The Buyers have agreed to buy 3,216,256 additional post-split shares of common stock of the Company for an aggregate purchase price of $100,000 following the 1-for-20 reverse split and concurrent increase to 400,000,000 in the authorized shares of common stock of the Company.

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After the initial closing of the sale of the 140,000,000 shares of common stock of the Company, the Company had 176,057,387 shares issued and outstanding and 5,350,000 shares reserved for issuance pursuant to outstanding options. Accordingly, the Company did not have sufficient authorized but unissued common shares available to sell and issue 64,325,113 pre-reverse split common shares to the Buyers. Therefore, our Board of Directors believes that it is necessary for the Company to implement the share increase (in addition to the stock combination) in order that the Company has additional authorized shares of common stock available to fulfill its obligations under the Purchase Agreement.

Holders of more than 51 percent of our outstanding common stock have consented in writing to the stock combination and share increase. The resolution consented to by these stockholders authorizes us to effect the combination and share increase at any time after 20 days from the date of this Information Statement. We will concurrently issue 3,216,256 additional post-split shares of our common stock to the Buyers pursuant to the Purchase Agreement for an aggregate purchase price of $100,000, payment of which has been received as a common stock subscription pending effectiveness of the increase in authorized shares.

Following the effective time of the reverse split and the increase in the authorized shares of common stock and after the sale and issuance of the 3,216,256 additional post-split shares to the Buyers, the Buyers will own approximately 85% of our outstanding common stock.

On October 18, 2012, each of Charles V. Sage, Edwin J. Korhonen, Warren M. Dillard and Steven L. Vanechanos resigned as a director of the Company and the sole remaining director, E. Jamie Schloss, elected Clark Morton to fill one of the vacancies on the Board of Directors. It was expected that William E. Fitzgerald and William A. Fitzgerald and a third person would become directors of the Company in the near future. On October 18, 2012, E. Jamie Schloss resigned as Chairman of the Board, President, and Chief Executive Officer of the Company but retained his roles as Chief Financial Officer and Assistant Secretary of the Company as well as a director. On October 19, 2012, Clark Morton was elected Chairman of the Board and Chief Executive Officer of the Company, William E. Fitzgerald was elected President of the Company, William A. Fitzgerald was elected a Senior Vice President of the Company, Carol A. Fitzgerald was elected Secretary of the Company and Conrad Negron was elected a Senior Vice President of the Company.

Except as described herein, the Company does not know of any arrangements, the operation of which, at a subsequent date, will result in a further change in control of the Company.

INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION TO MATTERS ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the share increase or the reverse stock split that is not shared by all other stockholders pro rata and in accordance with their respective interests (except that the Buyers each have an interest in the share increase so that the Company may fulfill its obligations to them as Buyers under the Purchase Agreement described above).

PURPOSE AND EFFECT OF INCREASING THE AUTHORIZED SHARES OF COMMON STOCK

We intend to raise additional capital through private placements of our equity securities. Nevertheless, the terms of any such financing transactions are still undetermined and there can be no assurance that we will conclude any such financing.

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Certain of our current officers and directors have had preliminary negotiations to acquire interests in privately held independent oil and gas exploration companies in the Permian Basin in Pecos County, Texas (West Texas), an area of known oil reserves and producing wells, and a percentage ownership in working interests in producing oil and gas wells in East Texas. It is the Company’s present intent to only acquire interests in existing production sites or historical production sites. We intend to actively participate in drilling for oil and gas for our own account and to participate with others in drilling opportunities. We will be competing with a number of other potential purchasers of prospects and producing properties, most of which will have greater financial resources than us or our co-interest holders. In the oil and gas industry, the bidding for prospects has become particularly intense with different bidders evaluating potential acquisitions with different product pricing parameters and other criteria that result in widely divergent bid prices. In the current oil and gas lease environment, there can be no assurance that there will be a sufficient number of suitable prospects available for acquisition by us or that we can sell prospects or obtain financing for, or participate with others to join in the development of, prospects. However, the Company has had preliminary negotiations concerning the feasibility, outline and development of a production partnership for the purposes of developing oil & gas assets in West Texas with the Amazing Energy Group.

To date, we have not engaged in any definitive negotiations with potential investors regarding any private placement of our equity securities. The proceeds from any such financing will be used primarily to provide us with working capital. If we are able to successfully negotiate a private placement of equity or equity-related securities, the private placement would likely involve the issuance, or potential issuance in the case of convertible securities, of at least 5 million shares of our common stock. Accordingly, any such private placement will generally have the effect of diluting the interests of existing stockholders. However, the Company is currently actively speaking and holding preliminary negotiations with various capital, equity and debt financing firms for the purposes of establishing sufficient working capital to accomplish its strategic objectives.

The Certificate of Amendment retains the authorization of the existing 10,000,000 shares of preferred stock, par value $0.001 per share, and increases the number of authorized shares of common stock to 400,000,000. The Board of Directors had and will continue to be given the authority to determine the terms of any preferred stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates and other rights and preferences. No further authorization by holders of the common stock needs to be obtained for the issuance of any preferred stock.

The Board of Directors believes that the increased authorized common stock, and retaining the existing preferred stock, is desirable to allow for greater flexibility in the issuance of stock, including, without limitation, in connection with acquisitions, raising capital, stock dividends or splits, and providing equity incentives to employees, officers and directors in most cases without the expense or delay of seeking further approval from the Company’s stockholders. The Board of Directors believes that having additional authorized capital stock will allow our Company to pursue sources of financing which will be in our best interests and in the best interests of our stockholders.

Except for any changes resulting from the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately after the combination as such stockholder did immediately prior to the combination (subject to dilution thereafter for the issuance of the additional 3,216,256 post-split shares required under the Purchase Agreement).

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The authorization to issue more shares than currently authorized will not materially affect any substantive rights, powers or privileges of the holders our common stock. Common stockholders are entitled to one vote per share on all matters submitted to the stockholders and do not have cumulative voting rights or pre-emptive rights for the purchase of additional shares of any class of capital stock. Authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies and regulation.

To the extent that additional authorized shares of common stock are issued in the future, such issuance may have a dilutive effect on the earnings per share, relative ownership percentage, and voting power of existing stockholders, and may adversely affect the market price for the common stock.

We do not have any current plans to issue shares of our preferred stock. Although no offering of preferred stock is contemplated in the proximate future, the Board of Directors believes that it is desirable to have shares of preferred stock available for issuance. Shares of preferred stock could be used as a means to obtain additional financing for our Company. The terms of the preferred stock could be negotiated on a transaction-by-transaction basis.

Holders of more than 51 percent of our outstanding common stock have consented in writing to the increase in the authorized number of shares that we can issue. The resolution consented to by these stockholders authorizes us to effect the combination at any time after 20 days from the date of this Information Statement.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF OUR COMMON STOCK AFTER THE REVERSE STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE REVERSE STOCK SPLIT OR THAT THE PER SHARE MARKET PRICE OF OUR COMMON STOCK FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT PER SHARE MARKET PRICE.

There can be no assurance that the market price per new share of our common stock (the “New Shares”) after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our common stock (the “Old Shares”) outstanding before the reverse stock split. For example, based on the market price of our common stock on January __, 2013 of $0.008 per share, following a 1-for-20 reverse split, there can be no assurance that the post-split market price of our common stock would be $0.16 per share or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

A DECLINE IN THE MARKET PRICE FOR OUR COMMON STOCK AFTER THE REVERSE STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A REVERSE STOCK SPLIT AND THE LIQUIDITY OF OUR COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A REVERSE STOCK SPLIT.

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The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. When the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

When effected, the reverse stock split will have the following effects:

- every 20 Old Shares owned by a stockholder would be exchanged for 1 New Share;

and

- the number of shares of our common stock issued and outstanding will be reduced proportionately based on the 1-for-20 split ratio.

When effected, the reverse stock split will be effected simultaneously for all of our common stock and the ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will be entitled to an additional whole share of our common stock in lieu of the fractional share to which they were otherwise entitled. The rounding up of fractional shares to the next whole share will not change the number of post-split stockholders. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The reverse stock split will result in an automatic adjustment of any and all outstanding options and other rights exercisable or convertible into shares of our common stock. The adjustment will consist of an increase in the exercise price or conversion value per share by a factor of 20 and the number of shares issuable upon exercise or conversion will be reduced by the same factor. When we implement the 1-for-20 reverse stock split, an option or other right exercisable or convertible into 1,000 shares of our common stock at an exercise price or conversion value of $0.05 per share immediately before implementation of the reverse stock split would be exercisable or convertible into 50 shares of our common stock at an exercise price or conversion value of $1.00 per share immediately after implementation of the reverse stock split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

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The immediate effect of the reverse stock split will be to reduce the number of issued and outstanding shares of our common stock from approximately 176,057,387 to approximately 12,019,125 after issuance of 3,216,256 additional shares to the Buyers pursuant to the Purchase Agreement. In addition to our outstanding shares of common stock, we have 5,350,000 shares of common stock reserved for issuance upon exercise of outstanding options as well as 6,650,000 shares of common stock reserved for issuance upon exercise of options that may be granted in the future under the Company’s 2102 Stock Option Plan. Upon completion of the reverse stock split, this number of shares reserved for issuances pursuant to outstanding options would be reduced to 267,500 and the number of shares reserved for issuances upon exercise of options that may be granted in the future under the Company’s 2012 Stock Option Plan would be reduced to 332,500. The current number of holders of record of our common stock is approximately 600. Following the reverse stock split, the number of our stockholders of record will remain approximately 600.

The following table summarizes the Company’s pro forma capitalization, as of January __, 2013, before and after giving effect to (i) the share increase, (ii) the 1-for-20 reverse stock split and (iii) the issuance of 3,216,256 additional post-split shares to the Buyers pursuant to the Purchase Agreement:

	Prior to Reverse Stock Split (1)		After Reverse Stock Split (1)(2)
	Common Stock	Preferred Stock	Common Stock	Preferred Stock

Authorized Shares	200,000,000	10,000,000	400,000,000	10,000,000
Shares Issued and Outstanding	176,057,387	0	12,019,125	0
Shares Reserved for Future Issuance:
Equity Compensation Plans (3)	6,650,000	0	332,500	0
Outstanding Stock Options (3)	5,350,000	0	267,500	0
Shares Available for Future Issuance	11,942, 613	10,000,000	387,380,875	10,000,000

(1) Pro forma assuming the share increase has been implemented.

(2) Pro forma assuming the issuance of 3,216,256 additional post-split shares of common stock to the Buyers pursuant to the Purchase Agreement. Does not reflect the rounding up of fractional shares.

(3) Assumes that the Board of Directors applies the reverse split ratio to the shares reserved for future issuance pursuant to the Company’s equity compensation plans and outstanding stock options.

NO FRACTIONAL SHARES

No scrip or fractional share certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by 20 will be entitled, upon surrender of certificate(s) representing such shares, to an additional whole share of our common stock in lieu of the fractional share. No stockholders will receive cash in lieu of fractional shares.

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When effected, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

AUTHORIZED SHARES

Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the 1-for-20 reverse stock split ratio. As of January __, 2013, we had 200,000,000 shares of common stock authorized for issuance, and 176,057,387 shares of common stock issued and outstanding. Accordingly, after giving effect to the reverse stock split, we will have only 12,019,125 shares of common stock issued and outstanding after issuance of 3,216,256 additional shares to the Buyers pursuant to the Purchase Agreement. We will continue to have 10,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise without stockholder approval. If we issue additional shares, the ownership interest of holders of our common stock may be diluted. Also, the issued preferred shares may have rights, preferences or privileges senior to those of our common stock.

ACCOUNTING MATTERS

The reverse stock split will not affect the par value of our common stock, which is $.001 per share. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the 1-for-20 reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be restated because there will be fewer shares of common stock outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

The reverse stock split and increase in the number of authorized shares of capital stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of us. While it is possible that management could use the additional unissued authorized shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Board of Directors has no present intention or plan to employ the additional unissued authorized shares as an anti-takeover device. The Board of Directors does not view the increase of the authorized capital stock as part of an “anti-takeover” strategy. The Board of Directors is not advancing the increase of authorized capital stock as a result of any known effort by any party to obtain control of the Company.

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PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

In order to effect the 1-for-20 reverse split (and the share increase), we will file a Certificate of Amendment to our Certificate of Incorporation (“Amendment”) with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation. The reverse stock split will become effective at the time specified in the Amendment, which is referred to below as the “effective time.” Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Amendment to effect the reverse stock split (and the share increase) will be in substantially the form attached hereto as EXHIBIT A. The Amendment has received the unanimous approval of our Board of Directors and has also been approved by our majority stockholders. The text of the form of Amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split (and the share increase), including the insertion of the effective time determined by the Board of Directors.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split (and the share increase) has been effected. We expect that our transfer agent, American Stock Transfer & Trust Company, LLC, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal that we send to our stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.

The reverse stock split will take place on the effective date without any action on the part of the holders of our common stock and without regard to current certificates representing shares of our common stock being physically surrendered for certificates representing the number of shares of common stock each stockholder is entitled to receive as a result of the reverse stock split. New certificates for shares of our common stock will not be issued at this time. Stockholders who hold shares in certificated form should not do anything with their certificates at this time.

EFFECT ON REGISTERED AND BENEFICIAL STOCKHOLDERS

Upon the reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT

SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

EFFECT ON THE COMPANY’S STOCK OPTIONS

The number of shares reserved for issuance under the Company’s outstanding options will be reduced proportionately based on the reverse stock split ratio of 1-for-20. In addition, the number of shares issuable upon the exercise of options outstanding under any of those derivative securities will be decreased and the exercise price for such options will be increased based on the reverse stock split ratio of 1-for-20 and according to the requirements of the Internal Revenue Code. In connection with the reverse stock split, the number of shares of common stock issuable upon exercise of outstanding stock options will be rounded up to the nearest whole share.

FINRA APPROVAL OF THE REVERSE STOCK SPLIT

The Company’s common stock is currently trading on the Over-the Counter Market and quoted on the OTC Electronic Bulletin Board or the OTC Market, Inc.’s OTC.QB. In order to implement the reverse stock split, the Company is required to notify the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the reverse stock split, the reverse stock split ratio, and other information that the FINRA will require in order to approve and implement the reverse stock split. In addition, the Company will notify the FINRA of the effective date of the reverse stock split, which will be deemed a “dividend distribution date” notwithstanding the fact that there will, in fact, be no distribution to our stockholders. On the effective date of the reverse stock split, the trading price, number of shares, market capitalization and other share and per share information pertaining to the Company’s shares of common stock will reflect the post reverse stock split ratio.

NO DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split or the increase in our authorized common stock, and we will not independently provide stockholders with any such right.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

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No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

STOCKHOLDER APPROVAL

The approval by the holders of a majority of the Company’s outstanding common stock of resolutions approving the reverse stock split of the Company’s common stock on a 1-for-20 basis and increase in our authorized common stock from 200,000,000 to 400,000,000 shares is required. Stockholders holding an aggregate of more than 51 percent of our outstanding common stock have already consented in writing to resolutions authorizing the Company to effect a 1-for-20 reverse split and increase in our authorized common stock from 200,000,000 to 400,000,000 shares. Accordingly, pursuant to our bylaws and the General Corporation Law of Delaware, the Company will not call a special meeting of stockholders to consider the stock combination and increase in the authorized common stock to 400,000,000 shares, and your vote is not being solicited. The resolutions consented to by our majority stockholders authorize us to effect the combination and the reverse stock split at any time after 20 days from the date of this Information Statement.

BOARD ACTION

INTRODUCTION

Our Board of Directors unanimously approved the election of William E. Fitzgerald and William A. Fitzgerald to fill two of the three vacancies on our Board of Directors, such election to take effect concurrent with the reverse stock split and the increase in our authorized common stock.

BACKGROUND ON THE BOARD VACANCIES

On October 16, 2012, we entered into the Purchase Agreement with the Buyers. On October 18, 2012 (the “initial closing date”), Clark Morton and William E. and Carol A. Fitzgerald (jointly as husband and wife) each acquired 70,000,000 shares, or approximately 39.76%, of our common stock for a purchase price of $175,000 each or $350,000 in the aggregate. Also on the initial closing date, each of Charles V. Sage, Edwin J. Korhonen, Warren M. Dillard and Steven L. Vanechanos resigned as a director of the Company and the sole remaining director, E. Jamie Schloss, elected Clark Morton to fill one of the vacancies on the Board of Directors. It was expected that William E. Fitzgerald and William A. Fitzgerald would become directors of the Company in the near future and a search would take place for a fifth director.

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OUR TWO NEW DIRECTORS

Our two current directors unanimously approved the election of William E. Fitzgerald and William A. Fitzgerald to fill two of the three vacancies on our Board of Directors under the conditions set forth above.

Information concerning each of the approved new directors is as follows:

On October 19, 2012, William E. Fitzgerald, age 71, was elected President of the Company. Mr. Fitzgerald served as President of The Fitzgerald Group for 20 years specializing in commercial/industrial investments and development, commercial income properties and land acquisition which later expanded to private equity funding and management for oil & gas developments primarily throughout Texas. Mr. Fitzgerald began his investment management career in Chicago where he managed trading floor and pit operations with memberships at the Chicago Mercantile Exchange and Chicago Board of Trade. He later maintained memberships at the International Monetary Market and Mid-America Exchange where he formed and ran his own company trading commodities and authored The Fitzgerald Commodity Trading Report. Mr. Fitzgerald became an author with his novel “Arenas of Greed,” a financial thriller depicting corruption on the Chicago Commodity Markets. William E. Fitzgerald is the father of William A. Fitzgerald and the husband of Carol A. Fitzgerald. Mr. Fitzgerald jointly with his wife, Carol Fitzgerald, owns approximately 39.76% of our outstanding common stock and is not independent.

On October 19, 2012, William A. Fitzgerald, age 37, was elected a Senior Vice President of the Company. Mr. William A. Fitzgerald began his career in the construction field moving into commercial construction management and residential real estate sales, acquisition and management. Mr. Fitzgerald successfully managed a 900 acre, $55 million sand and gravel mine operation investment in Southwest Florida after which he became Vice President for Private Equity, Funding and Sales for oil & gas investment operations. William A. Fitzgerald is the son of Carol A. Fitzgerald and William E. Fitzgerald. Mr. Fitzgerald is not independent.

EFFECTIVENESS OF ELECTION

The election by our current directors of William E. Fitzgerald and William A. Fitzgerald to fill two of the three vacancies on our Board of Directors will take effect concurrent with the reverse stock split and the increase in our authorized common stock at any time after 20 days from the date of this Information Statement.

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MANAGEMENT

The following table lists the names, ages and positions of the current executive officers and directors of the Company. The directors will continue to serve until the next annual shareholders meeting or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Name	Age	Position With the Company
Clark Morton	53	Chief Executive Officer and Director
William E. Fitzgerald	71	President
William A. Fitzgerald	37	Senior Vice President
Conrad Negron	54	Senior Vice President
Carol A. Fitzgerald	70	Secretary
E. Jamie Schloss	69	Chief Financial Officer, Assistant Secretary and Director

On October 18, 2012, each of Charles V. Sage, Edwin J. Korhonen, Warren M. Dillard and Steven L. Vanechanos resigned as a director of the Company and the sole remaining director elected Clark Morton to fill one of the vacancies on the Board of Directors.

On October 19, 2012, Clark Morton, age 53, was elected a director, Chairman of the Board and Chief Executive Officer of the Company. With a background in engineering, executive management, marketing and communication Mr. Morton, has been actively involved in the formation of long-term capital growth projects in oil & gas and has served previously in senior director and officer positions involved in the marketing, sales, operations and management of private equity media and entertainment operations. Mr. Morton owns approximately 39.76% of our outstanding common stock and is not independent.

On October 19, 2012, William E. Fitzgerald, age 71, was elected President of the Company. Mr. Fitzgerald’s biography is above.

On October 19, 2012, William A. Fitzgerald, age 37, was elected a Senior Vice President of the Company. Mr. Fitzgerald’s biography is above.

On October 19, 2012, Carol A. Fitzgerald, age 70, was elected Secretary of the Company. Mrs. Fitzgerald has served as Secretary and Executive Assistant to the President of the Fitzgerald Group and is a published author on healthy lifestyles. Carol A. Fitzgerald is the mother of William A. Fitzgerald and the wife of William E. Fitzgerald.

On October 18, 2012, E. Jamie Schloss, age 69, resigned as Chairman of the Board, President, and Chief Executive Officer of the Company but retained his roles as Chief Financial Officer and Assistant Secretary of the Company. Mr. Schloss was a certified public accountant for more than 30 years before joining the board of Directors of Surge Global Energy, Inc. from October, 2004 to July, 2006 and was reappointed to the Surge Board in February, 2008. Mr. Schloss served as Chief Financial Officer of Surge Global from December 2005 to June 2006 and served as its Chief Executive Officer until October 18, 2012 and Chief Financial Officer from February, 2008 until the present time. Mr. Schloss is not independent.

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On October 19, 2012, Conrad Negron, age 54, was elected a Senior Vice President of the Company. Mr. Negron has managed oil and gas drilling and completion programs in Texas and West Virginia. He has provided financial consulting services in the oil and gas drilling and exploration areas to accredited investors, venture capital groups, banks and legal and accounting firms.

BOARD LEADERSHIP STRUCTURE

The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company currently has no independent directors to bring experience, oversight and expertise from outside the Company and outside the industry, while the Chief Executive Officer does bring Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates the strategy development and execution, and enhances the flow of information between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company.

We currently have three vacancies on the Board of Directors and we intend to fill at least one with an independent director. The Company does not have an independent director or a lead independent director at this time.

RISK MANAGEMENT

The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company’s strategic, operational, financial and compliance risks. The Board reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the Company’s executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees to take excessive risk exposure with firm capital. The Audit Committee oversees management of certain compliance, operational and financial risks. The Nominating Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is periodically informed through committee reports about such risks.

BOARD COMMITTEES

The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit, Compensation and Nominating Committees is currently composed entirely of the current directors. The Company intends to have independent directors, as defined under applicable rules and guidelines, on each of the committees when elected. Prior to October 2012, the committees were composed of independent directors. No directors have been nominated to committees since the change in directors in October 2012. The charters of each committee are available from the Secretary of the Company.

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ADVISORY COMMITTEE

The Company has established an Engineering, Technology and Organizational Development Advisory Committee to the Board composed of non-employee directors who are deemed to be “independent.” This committee will propose, monitor and review strategies for overall oil, gas and energy acquisitions and investments and serve as a resource and provide input as needed, regarding the scientific and technological aspect of production, safety and engineering matters. The committee will also assist the Board of Directors in identifying, acquiring, structuring and managing oil & gas development acquisitions for continued Company growth, viability and sustainability. In addition, the Company believes that the committee will be able to assist the Board of Directors in its oversight of the Company’s major acquisitions and business development and activities related to the acquisition or development of new properties or technologies.

Information concerning each of the initial members of the committee is as follows:

Steven S. Thomas, age 62, serves as chief engineer for drilling and plant operations for the Company. Mr. Thomas founded and is President of Caprock Engineering, Inc., a company engaged since 1983 in drilling, completion and operation of oil and gas wells throughout the Texas Panhandle. Mr. Thomas currently operates approximately 100 Texas oil and gas wells and has non-operating interests in several hundred oil and gas wells across the U.S. Mr. Thomas designed the multi-million dollar air terminal for the City of Lubbock, Texas and was Plant Engineer for a large petrochemical ammonia plant near Borger, Texas. Mr. Thomas designed the largest mobil oil & gas drilling rig for Ingersoll Rand capable of drilling to 22,000 feet with 4.5 inch drill pipe. In 1995, he designed, funded and now owns/operates Cross Ministries, Inc., a 19 story, 2.5 million pound Cross located near Groom, Texas.

Frank Coan, age 62, has more than thirty-five year’s experience in management and consulting roles with organizations primarily in the automotive, high tech, retail, media, private equity and social sectors. He has been actively involved in the building of hyper growth strategies, capital growth solutions, and restructured business models in emerging and mature markets. Through his continuing role as a Partner in Coan & Ferguson, LLC, he serves as an advisor to many leading businesses and institutions across the private, public and social sectors. Mr. Coan also serves on the Board of Directors of several private and not-for-profit organizations.

The Company intends to reimburse the members of the committee for preapproved actual expenses incurred. No other compensation plan has yet been established.

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DIRECTORS AND OTHER MEETINGS

During 2012, there have been 14 meetings of the Board. We are pleased that during 2012 all of our then five directors (and, more recently, two directors) attended more than 75% of the total meetings of the Board and committees of the Board of which they were members.

In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Company’s executive officers and each other regarding matters of interest and concern to the Company.

It is our policy that our directors attend our stockholders meetings.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Our code of conduct contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, executive officers and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.

Our directors, executive officers and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Holders of our common stock or other interested parties may communicate with the Board of Directors, including our independent directors as a group, if any, including to request copies of our Annual Report on Form 10-K for the year ended December 31, 2011, which includes our financial statements and management discussion and analysis, by mail to:

Board of Directors

c/o the Chief Executive Officer

Surge Global Energy, Inc.

75-153 Merle Drive Suite B
Palm Desert, California 92211

All such correspondence will be forwarded to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Chief Executive Officer has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the overall compensation earned over the fiscal years ended December 31, 2012 and 2011 by (1) each person who served as the principal executive officer of the Company during fiscal year 2012; (2) the Company’s two most highly compensated executive officers as of December 31, 2012 with compensation during fiscal year 2012 of $100,000 or more; and (3) those individuals, if any, who would have otherwise been in included in section (2) above but for the fact that they were not serving as an executive of the Company as of December 31, 2012.

Name And Principal Position	Fiscal Year	Salary/ Fees ($)	Restricted Stock Awards (1)	Options Awards ($)(1)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($) (2)	Total ($)
Clark Morton, CEO	2012	$15,000	0	0	0	0	0	$15,000
E. Jamie Schloss, formerly CEO & CFO, currently CFO (1)(3)(4)	2012	$80,000	0	(3)	0	0	$54,982	$134,982
E. Jamie Schloss, formerly CEO & CFO, currently CFO (1)(3)(4)	2011	$114,000	0	0	0	0	$12,987	$126,987

________

(1)	The options and restricted stock awards presented in this table for 2012 and 2011 reflect the full date of grant fair value. However, the accompanying financial statements reflect the dollar amount expensed by the Company during applicable fiscal year for financial statement reporting purposes pursuant to guidance issued by the FASB. Such guidance requires the Company to determine the overall value of the stock awards and options as of the date of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the Company will immediately expense any option or portion there of which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(2)	Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the Company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the Company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

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(3)	Mr. Schloss was appointed to our Board on February 11, 2008 and did not receive any cash compensation for service on the Board during 2012 or 2011. Mr. Schloss earned $80,000 and $114,000 per annum as salaried compensation for being both the Chief Executive Office and Chief Financial Officer during 2012 and 2011, respectively. In 2011 and 2010, Mr. Schloss agreed to accept $ 20,000 of this compensation in stock in Andora Energy Corporation (“Andora”), in lieu of cash, and received a total of 33,333 Andora shares pursuant to that agreement in 2010 and 2011. In 2011, $81,000 of his salary was accrued for financial statement purposes but was not paid. Mr. Schloss currently has 2,300,000 (pre-reverse split) unexercised vested stock options at an exercise price of $0.02 which expire on October 10, 2015. On October 19, 2012, we paid all cash sums due and owing to Mr. Schloss. Mr. Schloss received an auto allowance of $4,500 in 2011 and none in 2012. None of his options have been exercised to date.

(4)

Prior to the date hereof, in 2012, Mr. Schloss accepted $97,262 of his unpaid compensation and other amounts owed for approximately 243,100 shares of stock of Andora in lieu of cash and received $85,668 in cash, resulting in additional non-cash compensation for financial statement purposes of $ 46,533.

On October 11,2012, we filed a Form S-8 for options to be issued under the 2012 Stock Option Plan (and concurrently amended and restated said plan).

Prior to the Amended and Restated 2012 Stock Option Plan, no outstanding common stock purchase option or other equity-based award granted to or held by any named executive officer in 2012 or 2011 were re-priced or otherwise materially modified, including extension of exercise periods, the change of vesting or forfeiture conditions,the change or elimination of applicable performance criteria,or the change of the bases upon which returns are determined, nor was there any waiver or modification of any specified performance target,goal or condition to payout.

FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

The following table sets forth information with respect to options to purchase common stock of the Company held by the Company’s executive officers as of the date of this Information Statement, giving effect to the 2012 Amended and Restated Stock Option Plan.

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Options Outstanding				Options Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life(Years)	Weighted Average Exercise Price	Actual Number Exercisable	Weighted Average Exercise Price
$0.02	5,350,000	2.75	$0.02	5,350,000	$0.02

 EMPLOYMENT AGREEMENTS

As of October 19, 2012, all employment agreements were terminated by mutual agreement. Prior to October 19, 2012, the Company had not entered into any employment agreements with its executive officers, other than the at-will employment agreement with E. Jamie Schloss.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the our common stock as of January __, 2013, by (i) each person known by us to be the beneficial owner of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 27, 2012, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 75-153 Merle Drive, Suite B, Palm Desert, California 92211.

	SHARES
NAME	BENEFICIALLY OWNED		PERCENT OF CLASS
William E. Fitzgerald	70,000,000	(1)	39.76%
Carol A. Fitzgerald	70,000,000	(1)	39.76	%(1)
Clark Morton	70,000,000		39.76%
E. Jamie Schloss	4,650,000	(2)	2.61%
William A. Fitzgerald	0	*
Conrad Negron	0	*
Executive Officers and
Directors as a Group	144,650,000	(2)	82.12%
(6 persons)

*Less than 1%.

(1)	Such 70,000,000 shares are owned by William E. and Carol A. Fitzgerald jointly as husband and wife who share voting and investment power.
(2)	Includes options to purchase 2,300,000 shares (pre reverse stock split), all of which are currently exercisable.

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CHANGE OF CONTROL INFORMATION

Our Certificate of Incorporation and bylaws do not contain any provisions having an anti-takeover effect, except that our Certificate of Incorporation authorizes the issuance of preferred stock. We currently have Series A, Series B and Special Voting preferred stock authorized but none of such shares are issued or outstanding. Our Board of Directors retains the power to authorize and issue preferred shares in series and to establish their terms. Our preferred stock may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of our common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for our common stock or may otherwise adversely affect the market price of our common stock. Preferred stock could also render more difficult, or discourage, a merger, tender offer or proxy contest relative to us, and make the removal of incumbent management more difficult. Our Board of Directors has no present intention to issue preferred stock for such purposes. Further, there are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).

To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2012 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with the exception of Messrs. Morton and Fitzgerald and Mrs. Fitzgerald who filed a Form 3 for October 19, 2012 on January 4, 2013 and Mr. Negron who filed his Form 3 on January ___, 2013, each past the due date. All Section 16(a) filing requirements are currently up to date.

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ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012 and Current Reports on Form 8-K filed on October 22, 2012 and December 20, 2012 with the SEC for financial and other information about us.

You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms at 100 F Street, N.E. in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the internet website maintained by the SEC at: http://www.sec.gov.

UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO CAROL A. FITZGERALD, SECRETARY OF THE COMPANY, AT SURGE GLOBAL ENERGY, INC., 75-153 MERLE DRIVE, SUITE B, PALM DESERT, CALIFORNIA 92211, A COPY OF THE COMPANY’S CURRENT REPORTS ON FORM 8-K DATED OCTOBER 22, 2012 AND DECEMBER 20, 2012, THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 AND THE QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2012, JUNE 30, 2012 AND SEPTEMBER 30, 2012 WILL BE PROVIDED WITHOUT CHARGE.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED OR INCORPORATED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED JANUARY __, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

/s/ Clark Morton
Chief Executive Officer

January 16, 2013

Exhibit A: Certificate of Amendment to Certificate of Incorporation

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EXHIBIT A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

SURGE GLOBAL ENERGY, INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

It is hereby certified that:

1. The name of the corporation is Surge Global Energy, Inc. (the “Corporation”), and its certificate of incorporation was filed in the office of the Secretary of State on November 25, 1997.

2. The certificate of incorporation of the Corporation, as amended to date, is hereby amended by deleting the text of paragraph 1 of Article 4 thereof in its entirety and substituting in lieu of said paragraph the following:

“4. The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock authorized to be issued is 400,000,000, and each such share will have a par value of $0.001. The total number of shares of Preferred Stock authorized to be issued is 10,000,000, issuable in series, and each such share will have a par value of $0.001 (hereinafter called “Serial Preference Stock”).

Effective 12:01 a.m. on ____________, 2013 (the “Effective Time”) every twenty (20) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation, and any fractional interest will be rounded up to the nearest whole share.”

3. Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates.

4. No fractional shares of Common Stock of the Corporation shall be issued. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of Common Stock shall, in lieu thereof, be entitled to receive a New Certificate that reflects that his interest has been rounded up to the nearest whole share.

5. This amendment of the certificate of incorporation has been duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned has caused this certificate to be signed by its duly authorized representative on ______ __, 2013.

SURGE GLOBAL ENERGY, INC.

By:
Clark Morton,
Chief Executive Officer